Exhibit 99.2

Hewlett-Packard Company 3000 Hanover Street Palo Alto, CA 94304 hp.com

News Release

HP Announces Fiscal 2016 Financial Outlook for Hewlett Packard Enterprise

●   Estimates non-GAAP diluted net EPS for fiscal 2016 of $1.85 to $1.95 and GAAP diluted net EPS for fiscal 2016 of $0.75 to $0.85

●   Estimates free cash flow of $2.0 to $2.2 billion in fiscal 2016 or normalized free cash flow of $3.7 billion before separation and restructuring cash payments

●   Expects to return at least 50% of free cash flow in fiscal 2016 to shareholders through dividends and share repurchases

Editorial contacts Kait Conetta, HP +1 650 258 6471 corpmediarelations@hp.com www.hp.com/go/newsroom

SAN JOSE, Calif., Sept 15, 2015 — Today at HP’s 2015 Securities Analysts Meeting, the future Hewlett Packard Enterprise Company leadership team provided a strategy update and financial outlook for the new company.

Meg Whitman, current Chairman, President and Chief Executive Officer of HP, who will become President and Chief Executive Officer of Hewlett Packard Enterprise, gave an overview of how the new company will build on its leading position in infrastructure, software, services and cloud to help enterprise customers address their four most pressing challenges:

● Transforming to a hybrid infrastructure that gives greater flexibility and agility, while ensuring that there is no disruption to legacy systems.
● Protecting the digital enterprise from external risk.
● Empowering the organization to use data to give the insights needed to anticipate risk and opportunity.
● Enabling workplace productivity by delivering the right tools that are optimized for business critical tasks at the right economics.

The new Hewlett Packard Enterprise will have more than $50 billion in annual revenue and will be focused on delivering unrivaled integrated technology solutions to a market that has the potential to exceed $1 trillion over the next three years. Hewlett Packard Enterprise will trade under the ticker symbol “HPE”.

“Hewlett Packard Enterprise will be smaller and more focused than HP is today, and we will have a broad and deep portfolio of businesses that will help enterprises transition to the new style of business,” said Whitman. “As a separate company, we are better positioned than ever to meet the evolving needs of our customers around the world.”

2016 outlook
Tim Stonesifer, who will become Chief Financial Officer of Hewlett Packard Enterprise, provided a financial outlook for Hewlett Packard Enterprise in fiscal 2016. As a standalone company, Hewlett Packard Enterprise expects fiscal 2016 revenue to grow year-over-year in constant currency driven by continued strength in servers, storage and networking, and stabilization in services and software. The company anticipates currency impact to be a three point headwind to revenue growth in fiscal 2016.

Hewlett Packard Enterprise anticipates operating profit dollars to grow year-over-year in fiscal 2016, due to the continued focus on supply chain productivity, disciplined approach to discretionary spending and efforts to reshape the workforce. The new company estimates fiscal 2016 non-GAAP diluted net EPS to be in the range of $1.85 to $1.95, and estimated GAAP diluted net EPS to be in the range of $0.75 to $0.85.

Fiscal 2016 non-GAAP diluted net EPS estimates exclude after-tax costs of $1.10 primarily related to restructuring charges, separation costs and amortization of intangible assets.

Information about HP’s use of non-GAAP financial information is provided under “Use of non-GAAP financial information” below.

Cash Flow
Hewlett Packard Enterprise expects to generate approximately $5.0-$5.2 billion in cash flow from operations and $2.0-$2.2 billion in free cash flow in fiscal 2016. This includes separation cash payments of $0.4 billion and restructuring cash payments of $1.2 billion.
Excluding these separation and restructuring payments, HP expects Hewlett Packard Enterprise’s normalized free cash flow to be approximately $3.7 billion in fiscal 2016.

Capital Allocation Approach
Stonesifer stressed that Hewlett Packard Enterprise will maintain a disciplined capital allocation framework to drive shareholder value, and expects at least 50% of free cash flow in fiscal 2016 to be returned to shareholders through approximately $400 million in dividends and the remaining in share repurchases.

Restructuring Related Activities
Stonesifer presented a clear plan to deliver $2.7 billion in ongoing annual cost reductions both associated with the separation and specific to the Enterprise Services (“ES”) business.

These new activities will enable Hewlett Packard Enterprise to achieve $0.7 billion of ongoing cost savings associated with the separation, including adjustments to real estate strategy and other reorganizations across the portfolio.

In addition, it will enable ES to achieve $2.0 billion of gross annualized cost reductions, helping ES achieve a long-term, sustainable 7-9% operating profit margin.

To achieve these savings, Hewlett Packard Enterprise expects 25,000 to 30,000 people to leave the company, primarily associated with the ES transformation.

This will result in a GAAP-only charge of approximately $2.7 billion, beginning in the fourth quarter fiscal 2015. The cash impact will be approximately $2.6 billion over the next three years, beginning in fiscal 2016.

“These restructuring activities will enable a more competitive, sustainable cost structure for the new Hewlett Packard Enterprise,” said Whitman. “We’ve done a significant amount of work over the past few years to take costs out and simplify processes and these final actions will eliminate the need for any future corporate restructuring.”.

Cloud Strategy Update

Whitman provided an overview of Hewlett Packard Enterprise’s cloud strategy, and how the company is uniquely positioned to help customers migrate more of their applications and services to a hybrid cloud environment.

HPE Helion ensures that customers’ applications are deployed to the right IT environment - based on business requirements like security levels, service availability and regulatory compliance – making it easier to build, manage and consume workloads in a hybrid IT environment.

Hewlett Packard Enterprise’s hybrid infrastructure strategy is consistent with market data that shows that a combination of traditional IT and private clouds will dominate the market for the foreseeable future. Nearly 90% of IT spend over the next three years will be in traditional IT and private cloud.

The company expects cloud revenue in fiscal 2015 to be approximately $3 billion, growing over 20% annually for the next several years. This estimate includes revenue from our enterprise group, software and enterprise services segments which support customers’ cloud build and consume.

Business Updates
Over the course of the day, the future Hewlett Packard Enterprise management team provided updates on business segments, including:

Enterprise Services

●     Mike Nefkens, Executive Vice President and General Manager of Enterprise Services (“ES”), gave an overview of the progress ES has made over the past three years and the opportunity ahead. ES, which will be critical to Hewlett Packard Enterprise’s solution-based approach, is delivering accelerated profit growth and revenue stabilization in constant currency

●     The cost reduction program, including the $2 billion restructuring program, is driving operating profit improvement and will result in a long-term, sustainable, market competitive cost structure with a 7-9% operating margin by fiscal 2018.

●     Given the importance of Enterprise Services to the overall turnaround strategy, HP provided an outlook for ES for fiscal 2016. Revenue is expected to be flat to down 2% year-over-year in constant currency, however, with continued focus on cost management and operational improvements, operating margin is expected to further improve to be in the range of 6-7% for fiscal 2016.

● Approximately 37% of Hewlett Packard Enterprise’s revenue will come from ES.

Software

●     Robert Youngjohns, Executive Vice President and General Manager of Software, discussed the performance of the business and the essential role of Software in the go-forward strategy of Hewlett Packard Enterprise.

● HPE Software is margin accretive with good cash flow, and serves as an intellectual property anchor in the new style of business.

●     Youngjohns discussed the growth products and areas of investment of Software, and outlined a clear strategy to position Software for long-term growth, including continuing to focus the portfolio around key growth areas.

● Approximately 7% of Hewlett Packard Enterprise’s revenue will come from Software.

Enterprise Group

● Antonio Neri, Executive Vice President and General Manager of Enterprise Group (“EG”), gave an overview of the strategy, performance and key areas of the portfolio that are driving the future of EG.
● EG financial performance has been strong in fiscal 2015, driven by cost reductions, innovative product introductions, a new leadership team and a stronger go-to-market strategy.

●     Hewlett Packard Enterprise anticipates the overall market for EG to grow at a 3% CAGR, and certain markets such as converged infrastructure, Cloud Hardware and Network Functions Virtualization, to grow at an even faster pace.

● Approximately 50% of Hewlett Packard Enterprise’s revenue will come from EG, spread across servers, storage, networking, and technology services.

Webcast details
A webcast of today’s event, along with management presentations and other materials, is available on the Investor Relations website. This press release contains only a summary of some of the information being presented at today’s event and should be read in conjunction with the management presentations and other materials made available on that website.

About HP
HP creates new possibilities for technology to have a meaningful impact on people, businesses, governments and society. With the broadest technology portfolio spanning printing, personal systems, software, services and IT infrastructure, HP delivers solutions for customers’ most complex challenges in every region of the world. More information about HP (NYSE: HPQ) is available at http://www.hp.com.

Use of non-GAAP financial information
HP has included non-GAAP financial measures in this press release. Definitions of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the slides presented at the 2015 Securities Analyst Meeting, which will be available for a period of one year thereafter at www.hp.com/investor/SAM2015.
HP’s management uses revenue on a constant currency basis, non-GAAP operating profit, non-GAAP operating expense, non-GAAP operating income and earnings, net debt, net cash, operating company net debt and operating company net cash, non-GAAP net earnings, non-GAAP diluted earnings per share, and HP’s non-GAAP tax rate to evaluate and forecast HP’s performance before gains, losses or other charges that are considered by HP’s management to be outside of HP’s core business segment operating results. HP also provides forecasts of non-GAAP diluted net earnings per share. Free cash flow and normalized free cash flow are liquidity measure that provides useful information to management about the amount of cash available for investment in HP’s businesses, funding strategic acquisitions, repurchasing stock and other purposes.
These non-GAAP financial measures may have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of HP’s results as reported under GAAP. Items such as impairment of goodwill and intangible assets and amortization of intangible assets, though not directly affecting HP’s cash position, represent the loss in value of intangible assets over time. The expense associated with this loss in value is not included in non-GAAP operating profit, non-GAAP net earnings, non-GAAP diluted earnings per share and HP’s non-GAAP tax rate and therefore does not reflect the full economic effect of the loss in value of those intangible assets. In addition, items such as separation and restructuring charges that are excluded from non-GAAP operating expense, non-GAAP operating profit, non-GAAP net earnings, non-GAAP diluted earnings per share and HP’s non-GAAP tax rate can have a material impact on cash flows and earnings per share. Free cash flow and normalized free cash flow do not represent the total increase or decrease in the cash balance for the period. The non-GAAP financial information that we provide also may differ from the non-GAAP information provided by other companies.
We compensate for the limitations on our use of these non-GAAP financial measures by relying primarily on our GAAP financial statements and using non-GAAP financial measures only supplementally. We also provide robust and detailed reconciliations of each non-GAAP financial measure to the most directly comparable GAAP measure, and we encourage investors to review carefully those reconciliations.
We believe that providing these non-GAAP financial measures in addition to the related GAAP measures provides investors with greater transparency to the information used by HP’s management in its financial and operational decision-making and allows investors to see HP’s results “through the eyes” of management. We further believe that providing this information better enables investors to understand HP’s operating performance and to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

Forward-Looking Statements
This press release contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett-Packard Company (“HP”) and Hewlett Packard Enterprise Company (“HPE”) may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of revenue, margins, expenses, effective tax rates, net earnings, net earnings per share, cash flows, benefit plan funding, deferred tax assets, share repurchases, currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring charges; any statements of the plans, strategies and objectives of management for future operations, including the previously announced separation transaction and the future performances of the post-separation companies if the separation is completed, as well as the execution of restructuring plans and any resulting cost savings or revenue or profitability improvements; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP or HPE and their financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements or assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the need to address the many challenges facing HP’s or HPE’s businesses; the competitive pressures faced by HP’s or HPE’s businesses; risks associated with executing HP’s or HPE’s strategy, including the planned separation transaction; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of HP’s or HPE’s products and the delivery of HP’s or HPE’s services effectively; the protection of HP’s or HPE’s intellectual property assets, including intellectual property licensed from third parties; risks associated with HP’s or HPE’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP or HPE and their suppliers, customers and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the execution, timing and results of the separation transaction or restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of HP’s or HPE’s business) and the anticipated benefits of implementing the separation transaction and restructuring plans; the resolution of pending investigations, claims and disputes; and other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2014, HP’s other filings with the Securities and Exchange Commission, including HP’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2015 and the “Risk Factors” section of the preliminary information statement included in HPE’s Registration Statement on Form 10 as amended August 10, 2015 and September 4, 2015. HP assumes no obligation to update these forward-looking statements.